EXHIBIT 99.1

WAMU prelim 040605 pricing - Price/Yield - A1

Price	5 CPR	10 CPR	15 CPR	20 CPR	25 CPR
100.26955	4.621	4.516	4.412	4.305	4.196	Yield
100.26955	41	56	66	69	66	Spread
100.30080	4.607	4.490	4.374	4.254	4.132	Yield
100.30080	39	54	62	64	60	Spread
100.33205	4.594	4.465	4.336	4.203	4.067	Yield
100.33205	38	51	59	59	53	Spread
100.36330	4.581	4.439	4.297	4.152	4.003	Yield
100.36330	37	48	55	54	47	Spread
100.39455	4.567	4.413	4.259	4.101	3.939	Yield
100.39455	35	46	51	49	40	Spread
100.42580	4.554	4.388	4.221	4.050	3.875	Yield
100.42580	34	43	47	43	34	Spread
100.45705	4.541	4.362	4.183	3.999	3.810	Yield
100.45705	33	41	43	38	28	Spread
100.48830	4.527	4.337	4.145	3.948	3.746	Yield
100.48830	31	38	39	33	21	Spread
100.51955	4.514	4.311	4.107	3.897	3.682	Yield
100.51955	30	36	36	28	15	Spread
100.55080	4.501	4.286	4.069	3.846	3.618	Yield
100.55080	29	33	32	23	8	Spread
100.58205	4.488	4.260	4.030	3.795	3.554	Yield
100.58205	27	31	28	18	2	Spread

WAL	2.58	1.29	0.85	0.63	0.50
Mod Durn	2.34	1.22	0.82	0.61	0.48
Principal Window	1 - 64	1 - 32	1 - 21	1 - 15	1 - 12
Optional Redemption	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)

edsf	Mat 0.3YR 0.5YR 1.0YR 1.25YR 1.5YR 2YR 3YR 4YR
	Yld 3.376 3.534 3.841 3.94 4.034 4.105 4.293 4.428

The attached tables and other statistical analyses (the “Computational Materials”) have been prepared and furnished to you Goldman Sachs & Co. The issuer of the securities did not participate in the preparation of these Computational Materials and the issuer has not independently verified their accuracy or completeness.
Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ appropriateness in any particular context, nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Goldman Sachs & Co. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.
Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission’s website. Although a registration statement (including the Base Prospectus) relating to the securities discussed in this communication has been filed with Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission. The Computational Materials do not include all of the information required to be included in the final prospectus supplement. Once available, a final prospectus and prospectus supplement may be obtained without charge by contacting the Goldman Sachs & Co. at 212-902-1171, or by contacting Washington Mutual Mortgage Securities Corp. at 847-548-6500.
This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities, discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state.
Please be advised that the securities herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.
If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.
Goldman Sachs & Co. and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).

TAB: PY-A2

WAMU prelim 040605 pricing - Price/Yield - A2

Price	5 CPR	10 CPR	15 CPR	20 CPR	25 CPR
100.26965	4.865	4.642	4.600	4.557	4.511	Yield
100.26965	44	30	46	51	57	Spread
100.30090	4.859	4.632	4.585	4.536	4.485	Yield
100.30090	43	29	45	49	55	Spread
100.33215	4.853	4.621	4.570	4.516	4.459	Yield
100.33215	42	28	43	47	52	Spread
100.36340	4.847	4.611	4.554	4.495	4.433	Yield
100.36340	42	27	42	45	49	Spread
100.39465	4.841	4.601	4.539	4.475	4.407	Yield
100.39465	41	26	40	43	47	Spread
100.42590	4.835	4.590	4.524	4.454	4.380	Yield
100.42590	41	25	39	41	44	Spread
100.45715	4.830	4.580	4.508	4.433	4.354	Yield
100.45715	40	24	37	39	41	Spread
100.48840	4.824	4.570	4.493	4.413	4.328	Yield
100.48840	40	23	35	36	39	Spread
100.51965	4.818	4.559	4.478	4.392	4.302	Yield
100.51965	39	22	34	34	36	Spread
100.55090	4.812	4.549	4.462	4.372	4.276	Yield
100.55090	38	21	32	32	34	Spread
100.58215	4.806	4.539	4.447	4.351	4.250	Yield
100.58215	38	20	31	30	31	Spread

WAL	6.33	3.33	2.18	1.60	1.25
Mod Durn	5.36	3.02	2.03	1.51	1.19
Principal Window	64 - 89	32 - 48	21 - 32	15 - 23	12 - 18
Optional Redemption	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)

edsf	Mat 0.3YR 0.5YR 1.0YR 1.25YR 1.5YR 2YR 3YR 4YR
	Yld 3.376 3.534 3.841 3.94 4.034 4.105 4.293 4.428

The attached tables and other statistical analyses (the “Computational Materials”) have been prepared and furnished to you Goldman Sachs & Co. The issuer of the securities did not participate in the preparation of these Computational Materials and the issuer has not independently verified their accuracy or completeness.
Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ appropriateness in any particular context, nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Goldman Sachs & Co. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.
Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission’s website. Although a registration statement (including the Base Prospectus) relating to the securities discussed in this communication has been filed with Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission. The Computational Materials do not include all of the information required to be included in the final prospectus supplement. Once available, a final prospectus and prospectus supplement may be obtained without charge by contacting the Goldman Sachs & Co. at 212-902-1171, or by contacting Washington Mutual Mortgage Securities Corp. at 847-548-6500.
This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities, discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state.
Please be advised that the securities herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.
If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.
Goldman Sachs & Co. and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).